Exhibit 10.19

BUSINESS UNIT PRESIDENT AND INNOVATION EXECUTIVE LEADER

2010 SHORT-TERM INCENTIVE COMPENSATION PLAN

Purpose:	To (i) align employee variable cash compensation with the annual objectives of the Company, (ii) motivate employees to create sustained shareholder value, and (iii) ensure retention of key employees by ensuring that cash compensation remains competitive.

Participants:	Employees of Dean Foods who are in positions to influence and/or control results in their specific areas of responsibility and/or the Corporation.

Payout Criteria:	The criteria for payment to Participants under this Plan and the weighting of such criteria is based on individual target incentive percentages, performance against financial targets, and performance against individual objectives as set forth below. Depending on the Participant’s role in the organization, Individual Objectives may be based on Corporate, Functional, Business Unit, or Individual Objectives and will be noted as Individual Objectives in the Components.

Participant Group	Components
Business Unit Presidents	- 60% Financial Objectives
– FDD
– WhiteWave	20% = Dean Foods Financial Objectives
– Morningstar	40% = Business Unit Financial Objective(s)
SVP, Innovation
- 40% Individual Objectives

Payout Scales:	The financial payout factor is 0% - 200%, rounded to the nearest whole percentage, based on actual performance against approved objectives. The individual objective factor is 0% - 150% of actual performance against approved objectives.

Financial Multiplier:	The financial multiplier is the financial payout factor and is applied against the individual objective factor, if the financial payout factor exceeds 100%. For plans with multiple financial components, the multiplier will be a weighted average of each financial component. If the financial payout factor does not exceed 100%, no multiplier is applied to the individual objective factor.

Objectives Performance Payout Factor:	Approved financial objectives and the range of performance for each objective for the Plan Year along with the corresponding payout factor scale based on actual performance will be included in the Administrative Guidelines for the Plan. The STI Plan Year is the same as the Dean Foods fiscal year.

Individual Objectives:	Each Plan Participant maintains a 40% objective against the attainment of certain specified individual objectives as determined by the Participant’s supervisor and / or Compensation Committee of the Board of Directors. Actual earned awards are based on the individual’s performance rating under the Performance Management Process. The Company will provide guidelines for the determination of these awards on an annual basis.

Adjustment of Targets / Actuals:	Upon the recommendation of the CEO, the Compensation Committee may (but has no obligation to) adjust the criteria, targets, actuals, or payout scale upon the occurrence of extraordinary events or circumstances. Significant acquisitions or dispositions of assets or companies or issuances or repurchases of common stock or other equity interests may, at the Compensation Committee’s discretion, result in an adjustment to the Dean Foods financial target or plan-specific financial target.

Determination of Individual Target Incentive:	Individual target incentives for specific positions are included in the Dean Foods Integrated Compensation Program. The Company may make adjustments to an individual’s target incentive based on market conditions or business requirements, as necessary.

Definitions:	“Disability” is defined as permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Service Code (“Code”).

“Retirement” is defined as (i) age fifty-five (55), so long as the Participant has completed at least ten (10) years of continuous service immediately prior to retirement, or (ii) age sixty-five (65).

“Actively Employed” is defined as the Participant must not have been terminated prior to the identified date.

Eligibility:	Eligibility is determined by salary grade in the Company, or as approved by the Executive Vice President Human Resources, or designate. Participants must be actively employed by the Company on the last working day of the Plan Year in order to receive an incentive award, except as otherwise provided by State law. If a Participant dies, becomes disabled, or retires prior to the payment of awards, or if a Participant’s job is eliminated and such job elimination makes the Participant eligible to receive benefits under a Company severance plan or policy, the Participant may receive a payout, at the time other incentive awards are paid, based on actual time in the position and actual results of the company. Eligibility and individual target amounts may be prorated. A Participant’s year-end base salary will be used to calculate the incentive award in the case of those individuals actively employed by the Company on the last working day of the Plan Year. A Participant’s base salary at the time of death, disability, retirement, or job elimination will be used to calculate the pro-rated incentive award in those specific circumstances. All proration of incentive awards will be calculated based on whole month participation. If an employee becomes eligible to participate in the Plan, transfers between Plans, changes target participation in the Plan, or becomes ineligible to participate in the Plan between the first day of the month and the 15th of the month, the incentive award will be calculated based on full month participation. If the eligibility change occurs between the 16th of the month and the end of the month, the incentive award will be calculated beginning with the full calendar month following the change. Eligible Participants who join the Company on or after October 1st will receive a prorated award, if earned, with the individual portion of the award calculated at target performance. There will be no award made for employees hired after December 15th of the Plan Year.

Repayment Provision:	The Participant in this Plan agrees and acknowledges that this Plan is subject to any policies that the Compensation Committee of the Dean Foods Board of Directors may adopt from time to time with respect to the repayment to the Company of any benefit received pursuant to this Plan, including “clawback” policies.

EXECUTIVE LEADERSHIP AND CORPORATE STAFF

2010 SHORT-TERM INCENTIVE COMPENSATION PLAN - Revised

Purpose:	To (i) align employee variable cash compensation with the annual objectives of the Company, (ii) motivate employees to create sustained shareholder value, and (iii) ensure retention of key employees by ensuring that cash compensation remains competitive.

Participants:	Employees of Dean Foods who are in positions to influence and/or control results in their specific areas of responsibility and/or the Corporation.

Payout Criteria:	The criteria for payment to Participants under this Plan and the weighting of such criteria is based on individual target incentive percentages, performance against financial targets, and performance against individual objectives as set forth below. Depending on the Participant’s role in the organization, Individual Objectives may be based on Corporate, Functional, Business Unit, or Individual Objectives and will be noted as Individual Objectives in the Components.

Participant Group	Components
CEO COO Functional EOT Members – Human Resources – Finance – R&D – Supply Chain – Legal – Strategy All Corporate Staff not covered by another STI plan	- 60% Financial Objectives 30% = Dean Foods Operating Income 30% = Earnings Per Share - 40% Individual Objectives

Payout Scales:	The financial payout factor is 0% - 200%, rounded to the nearest whole percentage, based on actual performance against approved objectives. The individual objective factor is 0% - 150% of actual performance against approved objectives.

Financial Multiplier:	The financial multiplier is the financial payout factor and is applied against the individual objective factor, if the financial payout factor exceeds 100%. For plans with multiple financial components, the multiplier will be a weighted average of each financial component. If the financial payout factor does not exceed 100%, no multiplier is applied to the individual objective factor.

Objectives Performance Payout Factor:	Approved financial objectives and the range of performance for each objective for the Plan Year along with the corresponding payout factor scale based on actual performance will be included in the Administrative Guidelines for the Plan. The STI Plan Year is the same as the Dean Foods fiscal year.

Individual Objectives:	Each Plan Participant maintains a 40% objective against the attainment of certain specified individual objectives as determined by the Participant’s supervisor and / or Compensation Committee of the Board of Directors. Actual earned awards are based on the individual’s performance rating under the Performance Management Process. The Company will provide guidelines for the determination of these awards on an annual basis.

Adjustment of Targets / Actuals:	Upon the recommendation of the CEO, the Compensation Committee may (but has no obligation to) adjust the criteria, targets, actuals, or payout scale upon the occurrence of extraordinary events or circumstances. Significant acquisitions or dispositions of assets or companies or issuances or repurchases of common stock or other equity interests may, at the Compensation Committee’s discretion, result in an adjustment to the Dean Foods financial target or plan-specific financial target.

Determination of Individual Target Incentive:	Individual target incentives for specific positions are included in the Dean Foods Integrated Compensation Program. The Company may make adjustments to an individual’s target incentive based on market conditions or business requirements, as necessary.

Definitions:	“Disability” is defined as permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Service Code (“Code”).

“Retirement” is defined as (i) age fifty-five (55), so long as the Participant has completed at least ten (10) years of continuous service immediately prior to retirement, or (ii) age sixty-five (65).

“Actively Employed” is defined as the Participant must not have been terminated prior to the identified date.

Eligibility:	Eligibility is determined by salary grade in the Company, or as approved by the Executive Vice President Human Resources, or designate. Participants must be actively employed by the Company on the last working day of the Plan Year in order to receive an incentive award, except as otherwise provided by State law. If a Participant dies, becomes disabled, or retires prior to the payment of awards, or if a Participant’s job is eliminated and such job elimination makes the Participant eligible to receive benefits under a Company severance plan or policy, the Participant may receive a payout, at the time other incentive awards are paid, based on actual time in the position and actual results of the company. Eligibility and individual target amounts may be prorated. A Participant’s year-end base salary will be used to calculate the incentive award in the case of those individuals actively employed by the Company on the last working day of the Plan Year. A Participant’s base salary at the time of death, disability, retirement, or job elimination will be used to calculate the pro-rated incentive award in those specific circumstances. All proration of incentive awards will be calculated based on whole month participation. If an employee becomes eligible to participate in the Plan, transfers between Plans, changes target participation in the Plan, or becomes ineligible to participate in the Plan between the first day of the month and the 15th of the month, the incentive award will be calculated based on full month participation. If the eligibility change occurs between the 16th of the month and the end of the month, the incentive award will be calculated beginning with the full calendar month following the change. Eligible Participants who join the Company on or after October 1st will receive a prorated award, if earned, with the individual portion of the award calculated at target performance. There will be no award made for employees hired after December 15th of the Plan Year.

Repayment Provision:	The Participant in this Plan agrees and acknowledges that this Plan is subject to any policies that the Compensation Committee of the Dean Foods Board of Directors may adopt from time to time with respect to the repayment to the Company of any benefit received pursuant to this Plan, including “clawback” policies.